EATON VANCE COLORADO MUNICIPAL INCOME FUND
Supplement to Prospectus dated December 1, 2009

EATON VANCE LOUISIANA MUNICIPAL INCOME FUND
Supplement to Prospectus dated January 1, 2010

EATON VANCE INSURED MUNICIPAL INCOME FUND
EATON VANCE KANSAS MUNICIPAL INCOME FUND
Supplement to Prospectus dated June 1, 2010

The Board of Trustees of the funds named above (each a "Fund" and together the "Funds") recently approved a proposal to reorganize the Funds into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Funds. Proxy materials describing the proposed reorganization are expected to be mailed in September 2010 to each Fund’s record date shareholders. If shareholders of a Fund approve that Fund’s reorganization, that reorganization is expected to be completed in the fourth quarter of 2010. For additional information regarding the investment strategies and principal risks of National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http:// funddocuments.eatonvance.com.

After the close of business on June 18, 2010, each Fund will be closed to new investors.

June 14, 2010